UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 2002


                        Commission File Number: 000-18668


                        MAIN STREET AND MAIN INCORPORATED
             (Exact name of registrant as specified in its charter)


           DELAWARE                                               11-2948370
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


             5050 N. 40TH STREET, SUITE 200, PHOENIX, ARIZONA 85018
                    (Address of principal executive offices)


                                 (602) 852-9000
              (Registrant's telephone number, including area code)
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ITEM 5: OTHER INFORMATION

     (a) Lawrence K. White resigned effective April 1, 2002 as the Company's Vice President-Finance and Treasurer.

     (b) Michael Garnreiter was retained as the Company's Executive Vice President /CFO/Treasurer and his employment commenced on April 1, 2002.

ITEM 7. EXHIBITS

     None

April 3, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MAIN STREET AND MAIN INCORPORATED


Dated: April 3, 2002                    /s/ Bart A. Brown Jr.
                                        ----------------------------------------
                                        Bart A. Brown Jr.,
                                        Chief Executive Officer


Dated: April 3, 2002                    /s/  Michael J. Herron
                                        ----------------------------------------
                                        Michael J. Herron, Secretary

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